UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:		811-08612

MARTIN CURRIE BUSINESS TRUST
(Exact name of registrant as specified in charter)

Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES
(Address of principal executive offices)		(Zip code)

Lorraine McFarlane c/o Martin Currie, Inc. Saltire Court 20 Castle Terrace Edinburgh Scotland EH1 2ES
(Name and address of agent for service)

Registrant’s telephone number, including area code:		011-44-131-479-4660

Date of fiscal year end:	April 30

Date of reporting period:	May 1, 2006 to October 31, 2006

Explanatory Note:  The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act.  Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MARTIN CURRIE BUSINESS TRUST

MCBT Opportunistic EAFE Fund

MCBT Global Emerging Markets Fund

MCBT Japan Mid Cap Fund

MCBT Pan European Mid Cap Fund

SEMI-ANNUAL REPORT
OCTOBER 31, 2006
(Unaudited)

MARTIN CURRIE BUSINESS TRUST

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT OCTOBER 31, 2006 (Unaudited)

OBJECTIVE	Capital appreciation through investment in an international portfolio of primarily equity and equity-related securities other than securities of issuers located in the USA and Canada.

LAUNCH DATE	July 1, 1994

FUND SIZE	$25.3m

PERFORMANCE	Total return from May 1, 2006 through October 31, 2006

  •  MCBT Opportunistic EAFE Fund  +0.6%

  •  Morgan Stanley Capital International (MSCI) EAFE Index  +4.0%

Annualized total return from November 1, 2001 through October 31, 2006

  •  MCBT Opportunistic EAFE Fund  +14.2%

  •  Morgan Stanley Capital International (MSCI) EAFE Index  +15.0%

Annualized total return from November 1, 1996 through October 31, 2006

  •  MCBT Opportunistic EAFE Fund (excluding all transaction fees)  +7.9%

  •  MCBT Opportunistic EAFE Fund (including all transaction fees)  +7.7%

  •  Morgan Stanley Capital International (MSCI) EAFE Index  +7.7%

Annualized total return from July 1, 1994 through October 31, 2006

  •  MCBT Opportunistic EAFE Fund (excluding all transaction fees)  +7.3%

  •  MCBT Opportunistic EAFE Fund (including all transaction fees)  +7.2%

  •  Morgan Stanley Capital International (MSCI) EAFE Index(a)  +7.3%

(a)  Performance for the benchmark is not available from July 1, 1994 (commencement of investment operations). For that reason, performance for the benchmark is shown from Juy 31, 1994.

PORTFOLIO COMMENTS	After peaking in mid-May, markets fell sharply as investors reappraised their appetite for risk. Cyclical sectors such as industrials and mining endured particularly aggressive profit taking. On a regional basis, Japan and emerging markets, which are perceived to be "cyclical plays" suffered. Initially, the rationale offered for the falls was a concern that there was an inflation problem and that further significant increases in rates would be needed. This was immediately followed by a contradictory concern that rates had already gone too high, impairing global growth.

Throughout this period, we held to a view that both fears were significantly overstated. We kept faith in the stocks in the portfolio, which we believed were fair valued and well positioned to enjoy positive earnings revisions into 2007 and beyond. Although we recognised that there might be a slowing of the rapid expansion, we did not believe that growth would collapse in 2007. We remained particularly confident in the continuing ability of China, Asia, Japan and Europe to produce growth. So, portfolio activity during this period focused on adding to holdings that we

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT OCTOBER 31, 2006 (Unaudited)

felt had been oversold and managing some of the higher volatility positions to lower portfolio weights.

Our performance lagged behind the index. If we look at the composition of the fund's returns, we find that we lagged the index from May to July, performed in-line with the market during August before renewed and significant outperformance during September and October. On a stock specific basis, stocks that have performed particularly well included: Oxiana, an Australian copper miner; Zinfex, an Australian zinc miner; car manufacturer Fiat and telecom stocks Vodafone Group, Telenor and BT. On the negative side, holdings in BP, Vallourec, ABB and Alstom made negative contributions. However, of these companies, the only one to experience any real negative change was BP, which felt the impact of well-documented production issues in Prudoe Bay and elsewhere. The other underperformers were casualties of the market's mean reversion.

OUTLOOK

Supportive earnings momentum, reasonable valuations and investors' substantial cash holdings provide solid support to global markets. In Europe, the private equity investor is much in evidence, supporting valuations in general and mid-caps in particular. This complements the view that a peak in US interest rates has been reached, and that rises elsewhere will be limited.

The portfolio remains focused on companies benefiting from reasonable valuations and earnings upgrades. We continue to find a number of cyclical stocks in sectors exposed to the energy and power generation particularly attractive, these include companies such as Vallourec, ABB and SeaDrill. And several financial stocks - such as National Bank of Greece, HSBC, Sumitomo Mitsui Financial Group and Capitalia - in our view are well-placed for growth. In consumption Fiat, PPR and InterContinental Hotel Group are all high conviction investments for us. And as we flagged at the time of the annual report, we believe telecommunication companies have been significantly de-rated since their 2000 peak, and have started to attract a significant amount of investor interest. We retain our exposure to Vodafone, Telenor and Telekom Austria.

INVESTMENT MANAGER PROFILE	James Fairweather, Chief Investment Officer at Martin Currie and a member of the team that has primary responsibility for the day-to-day management of the Fund, spent three years with Montague Loebl Stanley & Co. as an institutional sales and economics assistant. He moved into Eurobond sales for 18 months with Kleinwort Benson before joining Martin Currie in 1984. He has worked in our Far East, North American and continental European investment teams. Appointed a director in 1987, James became head of our continental European team in 1992. He was appointed deputy chief investment officer in 1994 with overall responsibility for our investments in emerging markets. James was promoted to chief investment officer in 1997.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AT OCTOBER 31, 2006 (Unaudited)

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY

		% of net assets
Europe
HSBC Holdings	(United Kingdom)	3.2%
BP	(United Kingdom)	3.0
Vodafone Group	(United Kingdom)	2.5
UniCredito Italiano	(Italy)	2.5
UBS	(United Kingdom)	2.4
RWE	(Germany)	2.3
National Bank of Greece	(Greece)	2.1
ABB	(Switzerland)	2.0
Telefonaktiebolaget Ericsson LM	(Sweden)	1.9
Japan
Sumitomo Mitsui Financial Group	(Japan)	2.3

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT OCTOBER 31, 2006 (Unaudited)

OBJECTIVE	Capital appreciation through investment primarily in equity and equity-related securities of issuers located in countries with emerging markets and developing economies.

LAUNCH DATE	February 14, 1997

FUND SIZE	$500.6m

PERFORMANCE	Total return from May 1, 2006 through October 31, 2006

  •  MCBT Global Emerging Markets Fund  –2.4%

  •  Morgan Stanley Capital International (MSCI) Emerging Markets Free Index  –1.7%

Annualized total return from November 1, 2001 through October 31, 2006

  •  MCBT Global Emerging Markets Fund  +27.9%

  •  Morgan Stanley Capital International (MSCI) Emerging Markets Free Index  +28.5%

Annualized total return from February 14, 1997 through October 31, 2006

  •  MCBT Global Emerging Markets Fund (excluding all transaction fees)  +7.9%

  •  MCBT Global Emerging Markets Fund (including all transaction fees)  +7.7%

  •  Morgan Stanley Capital International (MSCI) Emerging Markets Free Index(a)  +7.2%

(a)  Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance for the benchmark is shown from February 28, 1997.

PORTFOLIO COMMENTS	The overall positioning of the fund, which reflects our currently cautious outlook, was correct. The domestically-focused sectors in which we are overweight - such as financials, property-related stocks and retailers - outperformed.

It would therefore have been a very good quarter for us, had it not been for stock specific issues with two of our largest holdings - Hana Tour and Cosan. Hana Tour made the largest negative contribution to returns, falling by 18.6% (all returns in local currency) after it announced a global depositary receipt (GDR) issue and weak September numbers. We have met Hana Tour's management and they have explained their strategy. We are encouraged by the capital expenditure plans that they have in place. Meanwhile, Brazil's seasonally weak sugar prices hit Cosan (down 20.9%). On a sectoral basis, the cyclical energy and materials sectors, where we are index-neutral, also underperformed. As geopolitical pressures eased, the oil price corrected, dragging down margin forecasts for our Central European refiners, MOL and Polski Koncern Naftowy Orlen. And with investors increasingly perceiving the risk of inflation to be less serious than the risk of economic slowdown, the gold price fell below the psychologically-important $600 level, with a negative impact on our gold stocks.

But there was no shortage of good news for most of our other holdings this quarter. Financial stocks Grupo Financiero Banorte (Mexico), Bank Zachodni WBK (Poland), OTP (Hungary), and China Merchant Bank performed well. But it was the portfolio's property-related holdings

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT OCTOBER 31, 2006 (Unaudited)

Shimao Property Holdings (China), Rossi Residential (Brazilian property developer) Corporation Geo (Mexican house builder) and GS Engineering (Korean construction company) which made some of the strongest contributions to returns. Among the retailers, Lewis Group and Mr. Price (South Africa) recovered a much of earlier losses as the rand stabilised. And it was also a very good quarter for our telecommunications stocks - Bharti Tele-Ventures (India), China Mobile, and Mobile Telesystems (Russia) all outperformed.

In terms of activity, we further increased the fund's exposure to financial stocks, especially those with property exposure. We bought Cathay Financial, an insurer with a large property portfolio in Taiwan, and added to Shin Kong, a Taiwanese insurer. We also restructured our technology portfolio. We sold Phoenix Precision (Taiwan) due to deterioration in the fundamental outlook, and reinvested the proceeds into Hon Hai and Taiwan Semiconductor Manufacturing.

OUTLOOK

We retain a positive view of the mid to long-term outlook for emerging market equities based on their attractive valuations, strengthening balance sheets and superior growth rates. The fund continues to be positioned relatively defensively and has a distinctive "barbell" structure; it balances a portfolio of stocks related to secular growth in consumer and infrastructure spending (such as consumer discretionary, financial and industrial stocks), against a portfolio of Asian technology (both software and hardware) holdings. We are continuing to concentrate our efforts on stock selection, closely following macro-economic developments while keeping a close eye on the portfolio's risk profile.

INVESTMENT MANAGER PROFILE	Dariusz Sliwinski is a director of Martin Currie Investment Management and speaks Polish, Russian, English and Italian. Dariusz initially received a masters degree in electronic engineering before working in a number of different industries in post-Communist Poland. After gaining an MBA from SDA Bocconi in Milan, Dariusz became an investment manager in 1994. He initially worked with Bank Gospodarczy Investment Fund, moving to Consortium Raiffeisen Atikins in 1995 to become a senior investment manager.

Dariusz joined Martin Currie's emerging markets team in 1997. He was initially responsible for managing emerging European mandates, and assumed responsibility for our EMEA portfolios in 2001. In December 2002, he was appointed manager of two flagship funds - MCBT Global Emerging Markets and an emerging markets open-end fund offered to non-US investors.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AT OCTOBER 31, 2006 (Unaudited)

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY REGION/COUNTRY

		% of net assets
Pacific Basin
China Mobile (Hong Kong)	(Hong Kong)	4.1%
Samsung Electronics	(South Korea)	3.7
Taiwan Semiconductor Manufacturing	(Taiwan)	2.8
China Life Insurance	(China)	2.2
PT Telekomunikasi Indonesia	(Indonesia)	1.9
Latin America
Grupo Financiero Banorte	(Mexico)	2.6
Corporacion GEO	(Mexico)	2.3
Petroleo Brasileiro	(Brazil)	2.2
Europe
Gazprom OAO	(Russia)	3.7
Africa
Aquarius Platinum	(South Africa)	2.3

MCBT JAPAN MID CAP FUND

PROFILE AT OCTOBER 31, 2006 (Unaudited)

OBJECTIVE	Capital appreciation through investment primarily in equity and equity-related securities of midsized companies located in Japan.

LAUNCH DATE	August 15, 1994

FUND SIZE	$90.5m

PERFORMANCE	Total return from May 1, 2006 through October 31, 2006

  •  MCBT Japan Mid Cap Fund  –9.0%

  •  Morgan Stanley Capital International (MSCI) Japan Index  –6.3%

Annualized total return from November 1, 2001 through October 31, 2006

  •  MCBT Japan Mid Cap Fund  +16.8%

  •  Morgan Stanley Capital International (MSCI) Japan Index  +11.6%

Annualized total return from November 1, 1996 through October 31, 2006

  •  MCBT Japan Mid Cap Fund (excluding all transaction fees)  +9.5%

  •  MCBT Japan Mid Cap Fund (including all transaction fees)  +9.3%

  •  Morgan Stanley Capital International (MSCI) Japan Index  +1.4%

Annualized total return from August 15, 1994 through October 31, 2006

  •  MCBT Japan Mid Cap Fund (excluding all transaction fees)  +7.4%

  •  MCBT Japan Mid Cap Fund (including all transaction fees)  +7.3%

  •  Morgan Stanley Capital International (MSCI) Japan Index(a)  .02%

(a)  Performance for the benchmark is not available from August 15, 1994 (commencement of investment operations). For that reason, performance for the benchmarks is shown from August 31, 1994.

PORTFOLIO COMMENTS	Over the reporting period, Japanese mid-caps significantly underperformed large caps. We believe that one factor contributing to this a large performance gap that analysts swung too far the other way earlier this year - becoming too confident on earnings growth and margin expansion. Unfortunately, this change came just as companies were beginning to increase their provisions for depreciation and attempting to negotiate significant price rises with their customers. Going into the May results season, expectations were for earnings growth of around 5-8%. But companies' earnings forecasts actually turned out to be far more conservative than analysts projected.

But the most important factor driving returns related to the ownership of the Japanese market. Last year was a great time to be invested in the Japanese market, especially in mid-caps. Overseas investors flocked to Japan. Japanese banks appear to have started allocating pools of capital to their proprietary equity trading desks. It would appear that a significant proportion of this money went into the mid-cap area of the market.

In May this money began to leave the market. Hedge funds, which were heavily exposed to small and mid-caps, began to reduce their net long positions. And for a period of about six weeks

MCBT JAPAN MID CAP FUND

PROFILE AT OCTOBER 31, 2006 (Unaudited)

non-Japanese also turned major sellers. Next, the banks' proprietary trading desks started taking risk off the table, closing down their trading books. The final element in the creation of this "perfect storm" came when market falls triggered margin calls, prompting individual investors to dump stock.

The fund struggled in this environment. Over the six months to October 31, it returned - 9.01% in dollar terms. By way of comparison, the MSCI Japan Index returned -6.30%. However, the fund's long-term performance remains strong. We continue to focus on stock selection. Getting our earnings forecasts - compared to both companies' own projections and those of analysts - will be the key to what we hope will be improved relative performance. And we continue to believe that mid-caps present us with excellent opportunities.

OUTLOOK

Looking forward, the picture is mixed. Upside surprises could come on a number of fronts, a resumption of concerted foreign buying being the most obvious. The overseas investor seems unable to make up its mind as to whether there will indeed be sustainable domestic growth in Japan, or whether it remains a cyclical play on the global economy. We favour the former view.

The economy has continued to progress well, although consumption has shown more moderate growth than expected due to lower than expected wage growth. Capital expenditure remains very strong, as does earnings growth. This improvement in the economy has allowed the Bank of Japan to remove its zero interest rate policy. There has also been a smooth transfer of power to a new Prime Minister, Mr. Shinzo Abe, with little impact on the market.

INVESTMENT MANAGER PROFILE	In 1995, Kevin Troup joined Scottish Life as an investment analyst on the Japanese desk. He was promoted to fund manager in 1997. He joined Martin Currie's Japanese team as an investment manager in 2000, becoming a director in 2002.

Kevin manages a range of midcap accounts within the Japanese team, and is a co-manager on the Martin Currie Absolute Return Daijiro Fund.

TOP TEN HOLDINGS

% of net assets
Toyota Tsusho	3.9%
LeoPalace21	3.5
Aisin Seiki	2.9
Itochu	2.7
OBIC	2.4
Mitsui Fudosan	2.3
Nippon Yusen Kabushiki Kaisha	2.3
Sumitomo Electric Industries	2.0
Nipponkoa Insurance	2.1
Amano	2.0

MCBT PAN EUROPEAN MID CAP FUND

PROFILE AT OCTOBER 31, 2006 (Unaudited)

OBJECTIVE	Capital appreciation through investment primarily in equity and equity-related securities of midsized companies located in developed European countries, including the United Kingdom.

LAUNCH DATE	June 6, 2002

FUND SIZE	$135.7m

PERFORMANCE	Total return from May 1, 2006 through October 31, 2006

  •  MCBT Pan European Mid Cap Fund  +8.7%

  •  Morgan Stanley Capital International (MSCI) European Index  +7.8%

Annualized total return from June 6, 2002 through October 31, 2006

  •  MCBT Pan European Mid Cap Fund  +29.7%

  •  Morgan Stanley Capital International (MSCI) European Index  +16.9%

PORTFOLIO COMMENTS	Over the last six months, the fund returned 8.74%. Over the same period, the MSCI Europe index returned 7.77%. Although mid-caps continued to outperform other equity market segments, the spread of returns between our stocks convinces us that our gains were purely a result of stock-picking.

On a stock-specific level, we saw excellent performance from Societe Generale de Surveillance, which recovered from previous underperformance, and benefited from the reassuring results of one of its rivals, Intertek. Air France and Collins Stewart both reported excellent results, with Air France raising guidance. Delhaize benefited from speculation about a potential merger with Ahold. Earlier in the period, Ship Finance was a standout performer, as its new CFO began to explain the company's value to investors. Banco Espirito Santo and Julius Baer produced good results, while British Energy and Investec were also strong.

Underperformance over the period came from YIT, Mobilcom, Vallourec and Crew Gold. We sold YIT and are selling Crew Gold, but Vallourec's weakness was sector-related, and we think it will recover. We hoped that Mobilcom might provide us with a better exit opportunity, but have so far been disappointed, unfortunately.

OUTLOOK

Markets have continued to recover, smashing through the technical resistance level they reached in May. Markets may yet sell off near other previous historic highs before going on an extended run. Fundamentally, however, we remain confident about European equities, due to the attractive rates at which they can be arbitraged against debt. The increasing volatility in equity markets appears to offer excellent opportunities. We continue to focus on picking stocks based on quality, value, growth and change.

INVESTMENT MANAGER PROFILE	Stewart Higgins joined Martin Currie in 1987. He was a UK portfolio manager for three years. He then moved on to continental Europe in 1990 and has been managing pan-European portfolios since 1997. Stewart works with Dino Fuschillo in managing our European portfolios and co-manages our European mid-cap funds with Eric Woehrling.

MCBT PAN EUROPEAN MID CAP FUND

PROFILE AT OCTOBER 31, 2006 (Unaudited)

INVESTMENT MANAGER PROFILE (continued)	Eric Woehrling joined Stewart Ivory in 1997. He worked on the UK and emerging markets desks, before moving to the European desk, where he assisted the management of their European small cap product which received a fund performance award from S&P in 2001. He joined Martin Currie in 2000 to design the European mid-cap products, which he has managed with Stewart Higgins since their launch in June 2002.

ASSET ALLOCATION
(% of net assets)

TOP TEN HOLDINGS
BY COUNTRY

		% of net assets
Europe
Collins Stewart Tullett	(United Kingdom)	4.4%
Resolution PLC	(United Kingdom)	4.3
Banco Espirito Santo SA	(Portugal)	4.2
Petroleum Geo-Services	(Norway)	4.0
MAN AG	(Germany)	3.9
Grupo Ferrovial	(Spain)	3.8
Deutsche Boerse AG	(Germany)	3.6
Millicom International Cellular	(Luxembourg)	3.4
Air France	(France)	3.4
Banco di Verona e Novara	(Italy)	3.4

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2006 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – 94.6%
EUROPE – 60.0%
AUSTRIA – 1.2%
Telekom Austria AG	12,547	$312,268
TOTAL AUSTRIA – (Cost $300,648)		312,268
DENMARK – 1.0%
Novozymes A/S, Series B	3,236	259,321
TOTAL DENMARK – (Cost $241,168)		259,321
FINLAND – 1.6%
Fortum Oyj	14,442	397,401
TOTAL FINLAND – (Cost $333,361)		397,401
FRANCE – 4.0%
Alstom*	3,399	313,648
PPR	2,639	393,737
Vallourec	1,191	296,414
TOTAL FRANCE – (Cost $696,100)		1,003,799
GERMANY – 8.4%
Fresenius Medical Care AG & Co.*	3,147	419,886
MAN AG	3,744	332,820
RWE	5,981	591,066
Siemens AG	5,187	466,722
United Internet AG	21,061	323,637
TOTAL GERMANY – (Cost $1,760,477)		2,134,131
GREECE – 3.3%
National Bank of Greece	11,781	534,683
Titan Cement	5,529	290,170
TOTAL GREECE – (Cost $578,148)		824,853
IRELAND – 1.4%
Bank of Ireland	17,497	352,166
TOTAL IRELAND – (Cost $347,782)		352,166
ITALY – 7.3%
Capitalia S.p.A.	51,295	453,365
Fiat S.p.A.*	26,476	467,334
Telecom Italia S.p.A.	122,459	309,463
UniCredito Italiano	75,756	627,984
TOTAL ITALY – (Cost $1,386,392)		1,858,146

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2006 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
EUROPE – Continued
NETHERLANDS – 1.9%
Philips Electronics	13,610	$475,429
TOTAL NETHERLANDS – (Cost $353,239)		475,429
NORWAY – 2.9%
SeaDrill Ltd.*	26,000	368,710
Telenor ASA	23,700	374,343
TOTAL NORWAY – (Cost $623,315)		743,053
SPAIN – 1.1%
Tecnicas Reunidas*	7,927	272,558
TOTAL SPAIN – (Cost $169,453)		272,558
SWEDEN – 1.9%
Telefonaktiebolaget Ericsson LM, Series B	129,808	492,460
TOTAL SWEDEN – (Cost $450,345)		492,460
SWITZERLAND – 5.1%
ABB	34,317	510,321
Julius Baer Holding Ltd.	3,282	346,654
Swiss Reinsurance	5,432	445,371
TOTAL SWITZERLAND – (Cost $938,086)		1,302,346
UNITED KINGDOM – 18.9%
BHP Billiton	24,277	468,190
BP	68,471	761,467
DSG International PLC	92,485	383,713
HSBC Holdings PLC	42,761	810,793
InterContinental Hotels Group	22,679	436,506
Old Mutual	112,371	363,328
Prudential	24,613	301,657
UBS	10,352	618,266
Vodafone Group	246,437	634,622
TOTAL UNITED KINGDOM – (Cost $4,084,680)		4,778,542
TOTAL EUROPE – (Cost $12,263,194)		15,206,473
JAPAN – 21.2%
Denso	11,300	430,918
East Japan Railway Co.	54	377,684
Hitachi Construction Machinery	14,300	339,909
Itochu	34,000	270,942
Lintec Corp.	11,000	251,122

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2006 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
JAPAN – Continued
Nippon Mining Holdings	40,500	$302,655
Nomura Holdings	22,900	404,331
Orix	1,580	445,137
Secom Co. Ltd.	6,000	300,115
Sekisui House	29,000	458,475
Shin-Etsu Chemical	6,400	419,717
Sumitomo Electric Industries	23,100	327,080
Sumitomo Mitsui Financial Group	53	580,052
Takeda Pharmaceutical Co. Ltd.	7,400	475,174
TOTAL JAPAN – (Cost $4,621,602)		5,383,311
LATIN AMERICA – 1.1%
BRAZIL – 1.1%
Santos-Brasil SA* #	4,044	43,244
Unibanco - Uniao de Bancos Brasileiros, ADR	3,000	236,250
TOTAL BRAZIL – (Cost $289,100)		279,494
TOTAL LATIN AMERICA – (Cost $289,100)		279,494
PACIFIC BASIN – 12.2%
AUSTRALIA – 3.2%
Oxiana Ltd.	142,796	366,000
Zinifex Ltd.	38,668	454,229
TOTAL AUSTRALIA – (Cost $539,569)		820,229
HONG KONG – 2.6%
China Life Insurance Co. Ltd.	152,000	320,135
Sun Hung Kai Properties Ltd.	31,000	338,811
TOTAL HONG KONG – (Cost $656,799)		658,946
INDONESIA – 1.3%
PT Telekomunikasi Indonesia, ADR	8,996	328,894
TOTAL INDONESIA – (Cost $250,862)		328,894
SINGAPORE – 0.7%
Singapore Petroleum	61,000	177,890
TOTAL SINGAPORE – (Cost $184,357)		177,890
SOUTH KOREA – 2.7%
POSCO	1,169	324,429
Samsung Electronics, GDR	1,078	349,542
TOTAL SOUTH KOREA – (Cost $643,631)		673,971

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2006 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
PACIFIC BASIN – Continued
TAIWAN – 1.7%
High Tech Computer	5,600	$138,895
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	31,041	301,098
TOTAL TAIWAN – (Cost $357,500)		439,993
TOTAL PACIFIC BASIN – (Cost $2,632,718)		3,099,923
TOTAL COMMON STOCKS – (Cost $19,806,614)		23,969,201
	Principal Amount
SHORT-TERM INVESTMENTS – 1.1%
Repurchase Agreement with State Street Bank and Trust, 3.00%, 11/01/2006 (a)	$287,000	287,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $287,000)		287,000
TOTAL INVESTMENTS – (Cost $20,093,614) – 95.7%		24,256,201
OTHER ASSETS LESS LIABILITIES – 4.3%		1,093,468
NET ASSETS – 100.0%		$25,349,669

Notes to Schedules of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Auto Parts 1.7%, Automobiles 1.8%, Banks 12.4%, Building And Construction 2.9%, Cement 1.1%, Chemicals 2.6%, Computers 0.5%, Diversified 2.3%, Drugs & Health Care 1.9%, Electrical Equipment 1.3%, Electronics 3.3%, Engineering 2.0%, Financial Services 9.0%, Hotels & Restaurants 1.7%, Industrials 1.2%, Insurance 5.7%, Import/export 1.1%, Manufacturing 4.4%, Medical Products 2.7%, Metals 1.8%, Mining 3.3%, Oil & Gas 4.5%, Oil Refining And Marketing 1.9%, Real Estate 1.3%, Retail 3.1%, Security Services 1.2%, Semi Conductor Manufacturing Equipment 1.2%, Steel 2.5%, Telecommunications 3.7%, Telecommunications Equipment 1.9%, Telecommunications Services 4.0%, Transport Services 0.2%, Transportation 1.5%, Utilities 1.6% and Web Portals 1.3%.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

*  Non-income producing security.

#  Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.

(a)  The repurchase agreement, dated 10/31/2006, due 11/1/2006 with repurchase proceeds of $287,024 is collateralized by United States Treasury Bond, 8.75% due 8/15/2020 with a market value of $296,303.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2006 (Unaudited)

	Shares	US$ Value
COMMON STOCKS AND WARRANTS† – 95.7%
AFRICA – 7.7%
SOUTH AFRICA – 7.7%
Aquarius Platinum Ltd.	604,517	$11,266,233
Bidvest Group	275,228	4,558,332
Lewis Group	709,136	5,411,238
Mr. Price Group	1,683,999	4,697,937
MTN Group Ltd.	578,955	5,265,907
Sasol	211,416	7,255,519
TOTAL SOUTH AFRICA – (Cost $34,808,584)		38,455,166
TOTAL AFRICA – (Cost $34,808,584)		38,455,166
EUROPE – 16.2%
HUNGARY – 2.8%
MOL Magyar Olaj- es Gazipari Rt.	49,004	4,872,171
OTP Bank, GDR, 144A#	132,868	9,380,481
TOTAL HUNGARY – (Cost $9,986,244)		14,252,652
LUXEMBOURG – 2.0%
Tenaris S.A., ADR	126,949	4,898,962
Ternium S.A., ADR* #	199,292	4,862,725
TOTAL LUXEMBOURG – (Cost $7,529,534)		9,761,687
POLAND – 2.3%
Bank Zachodni WBK	110,581	7,534,679
Polski Koncern Naftowy Orlen S.A.	256,517	4,062,764
TOTAL POLAND – (Cost $6,583,136)		11,597,443
RUSSIA – 9.1%
JSC MMC Norilsk Nickel, ADR	50,120	7,405,230
LUKOIL, ADR	114,266	9,232,693
Mobile Telesystems, ADR	177,700	7,833,016
Gazprom OAO, ADR	436,711	18,499,078
Polyus Gold USD, ADR* #	53,371	2,508,437
TOTAL RUSSIA – (Cost $27,282,393)		45,478,454
TOTAL EUROPE – (Cost $51,381,307)		81,090,236
LATIN AMERICA – 19.5%
BRAZIL – 12.7%
AES Tiete, A Shares	217,178	5,510,835
Companhia Vale do Rio Doce, ADR	196,288	4,993,567
Cosan SA Industria Comercio*	230,700	3,932,080
Lojas Renner	632,000	7,906,271

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2006 (Unaudited)

	Shares	US$ Value
COMMON STOCKS AND WARRANTS† – Continued
LATIN AMERICA – Continued
BRAZIL – Continued
Medial Saude SA*	605,993	$6,140,578
Petroleo Brasileiro, ADR	135,934	11,005,217
Rossi Residencial SA	622,100	7,669,129
Santos-Brasil SA* #	256,455	2,742,386
Tam S.A., ADR*	206,400	6,305,520
Unibanco SA	916,100	7,250,943
TOTAL BRAZIL – (Cost $39,532,110)		63,456,526
MEXICO – 6.8%
Axtel S.A. de C.V* #	2,343,200	5,011,074
Cemex, ADR*	149,322	4,590,158
Corporacion GEO, Series B*	2,514,400	11,528,240
Grupo Financiero Banorte, Series O	3,553,866	12,887,221
TOTAL MEXICO – (Cost $16,067,931)		34,016,693
TOTAL LATIN AMERICA – (Cost $55,600,041)		97,473,219
MIDDLE EAST – 1.4%
ISRAEL – 1.4%
Bank Hapoalim	1,439,442	7,171,957
TOTAL ISRAEL – (Cost $6,193,412)		7,171,957
TOTAL MIDDLE EAST – (Cost $6,193,412)		7,171,957
NORTH AMERICA – 2.3%
CANADA – 2.3%
Crew Gold Corp.*	2,232,658	4,438,948
First Quantum Minerals Ltd.	128,000	7,312,169
TOTAL CANADA – (Cost $12,441,257)		11,751,117
TOTAL NORTH AMERICA – (Cost $12,441,257)		11,751,117
OTHER AREAS – 6.8%
INDIA – 6.8%
Bharat Heavy Electrical, American Style call warrants, expiring 1/23/08* # ^	147,577	7,912,282
Bharti Tele-Ventures, American Style call warrants, expiring 8/10/07* # ^	782,406	9,209,388
ITC Ltd.	2,193,561	9,275,017
Tata Consultancy SVS, American Style call warrants, expiring 12/9/07* # ^	154,740	7,451,845
TOTAL INDIA – (Cost $22,545,171)		33,848,532

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2006 (Unaudited)

	Shares	US$ Value
COMMON STOCKS AND WARRANTS† – Continued
OTHER AREAS – Continued
INVESTMENT COMPANIES – 0.0%
The China Heartland Fund Ltd.* # ^ (a)	16,206	$60,124
TOTAL INVESTMENT COMPANIES – (Cost $87,627)		60,124
TOTAL OTHER AREAS – (Cost $22,632,798)		33,908,656
PACIFIC BASIN – 41.8%
CHINA – 2.3%
China Life Insurance Co. Ltd.	5,326,000	11,217,389
TOTAL CHINA – (Cost $5,126,861)		11,217,389
HONG KONG – 8.1%
China Merchants Bank Co. Ltd.*	4,479,000	6,991,599
China Mobile (Hong Kong)	2,536,500	20,710,249
CNOOC	8,460,000	7,114,180
Shimao Property Holdings Ltd.*	4,328,500	5,832,778
TOTAL HONG KONG – (Cost $28,636,880)		40,648,806
INDONESIA – 1.9%
PT Telekomunikasi Indonesia, Series B	10,343,000	9,534,288
TOTAL INDONESIA – (Cost $7,192,103)		9,534,288
SOUTH KOREA – 17.3%
GS Engineering & Construction Corp.	71,232	5,541,316
Hana Tour Service	139,114	8,415,493
Hynix Semiconductor*	243,323	8,831,676
Hyundai Heavy Industries	48,430	7,118,657
Hyundai Mipo Dockyard Co. Ltd.	71,603	9,498,939
Kookmin Bank	90,050	7,158,127
KT&G	121,120	7,481,225
POSCO	18,888	5,241,934
Samsung Electronics	28,346	18,380,903
Woori Finance Holdings	419,530	8,971,642
TOTAL SOUTH KOREA – (Cost $59,814,311)		86,639,912
TAIWAN – 12.2%
Cathay Financial Holding Co. Ltd.	3,064,000	5,941,466
Delta Electronics, Inc.	2,321,000	6,559,158
High Tech Computer	272,400	6,756,257
Hon Hai Precision Industry	1,444,000	9,355,340
Kye Systems	1	1
Shin Kong Financial Holding Co. Ltd.	10,572,553	9,344,850

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2006 (Unaudited)

	Shares	US$ Value
COMMON STOCKS AND WARRANTS† – Continued
PACIFIC BASIN – Continued
TAIWAN – Continued
Taiwan Semiconductor Manufacturing	7,572,138	$13,886,521
Wistron	7,897,583	9,141,133
TOTAL TAIWAN – (Cost $55,018,775)		60,984,726
TOTAL PACIFIC BASIN – (Cost $155,788,930)		209,025,121
TOTAL COMMON STOCKS AND WARRANTS† – (Cost $338,846,329)		478,875,472
	Principal Amount
SHORT-TERM INVESTMENTS – 5.0%
Repurchase Agreement with State Street Bank and Trust, 3.00%, 11/01/2006 (b)	$24,883,000	24,883,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $24,883,000)		24,883,000
TOTAL INVESTMENTS – (Cost $363,729,329) – 100.6%		503,758,472
OTHER ASSETS LESS LIABILITIES – (0.6)%		(3,173,471)
NET ASSETS – 100.0%		$500,585,001

Notes to Schedules of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Airlines 1.3%, Banks 9.1%, Building And Construction 2.6%, Computers 5.0%, Construction 0.9%, Diversified 0.9%, Electric Utilities 1.1%, Electronics 5.0%, Finance 6.1%, Financial Services 6.3%, Food & Beverages 0.8%, Gas & Pipeline Utilities 3.7%, Homebuilders 2.3%, Household Appliances & Home Furnishings 1.1%, Insurance 2.2%, Manufacturing 1.0%, Medical Services 1.2%, Metals 6.2%, Mining 1.4%, Oil & Gas 2.3%, Oil Refining and Marketing 0.8%, Oil Integrated 5.4%, Real Estate 1.2%, Retail 2.5%, Semi-Conductor Manufacturing Equipment 4.6%, Shipbuilding 3.3%, Steel 2.0%, Telecommunications 8.6%, Telecommunications Services 1.1%, Tobacco 3.4% and Transport Services 2.2%.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

144A  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

*  Non-income producing security.

#  Illiquid security. Some restrictions may apply to the resale of this security due to limited trading volume.

^  Security fair valued using methods determined in good faith by or at the direction of the Trustees (see Note B in Notes to Financial Statements).

(a)  Martin Currie Investment Management Ltd., an affiliate of Martin Currie Inc., provides investment management services to the The China Heartland Fund Ltd. Martin Currie Inc. does not receive advisory fees on the portion of net assets represented by affiliated investment companies. As of October 31, 2006, trading of shares of The China Heartland Fund Ltd. had been suspended pending liquidation of the entity.

(b)  The repurchase agreement, dated 10/31/2006, due 11/1/2006 with repurchase proceeds of $24,885,074 is collateralized by United States Treasury Bond, 5.125% due 6/30/2011 with a market value of $25,383,375.

See Notes to Financial Statements.

MCBT JAPAN MID CAP FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2006 (Unaudited)

	Shares	US$ Value
COMMON STOCKS – 97.3%
APPAREL & TEXTILES – 1.8%
Onward Kashiyama	118,000	$1,618,332
AUTO PARTS – 5.8%
Aisin Seiki	84,600	2,604,078
Nifco	62,400	1,280,493
NOK	53,000	1,391,219
		5,275,790
BANKS – 8.8%
Bank of Fukuoka/The	210,000	1,677,055
Bank Of Yokohama	235,000	1,816,425
Mitsui Trust Holdings	156,000	1,836,707
Sapporo Hokuyo Holdings	107	1,070,412
Tokyo Star Bank/The	478	1,548,989
		7,949,588
BUILDING AND CONSTRUCTION – 3.0%
Sanwa Shutter	209,000	1,197,298
Taiheiyo Cement Corp.	382,000	1,535,121
		2,732,419
CHEMICALS – 1.3%
Nippon Paint Co. Ltd.	16,000	85,913
Nitto Denko	18,600	1,060,767
		1,146,680
COMPUTER SERVICES – 1.2%
TIS	50,400	1,118,276
COMPUTERS – 4.0%
Hitachi Systems & Services	55,600	1,105,297
Miraial Co Ltd.	2,800	288,966
OBIC	10,420	2,211,315
		3,605,578
CONSTRUCTION – 1.7%
Daiwa House Industry	84,000	1,515,455
ELECTRIC UTILITIES – 1.9%
Yokogawa Electric	127,800	1,753,828

See Notes to Financial Statements.

MCBT JAPAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2006 (Unaudited)

	Shares	US$ Value
COMMON STOCKS – Continued
ELECTRICAL EQUIPMENT – 3.3%
Hirose Electric	7,500	$1,000,385
Sumitomo Electric Industries	138,000	1,953,982
		2,954,367
ELECTRONICS – 2.3%
Nihon Dempa Kogyo Co Ltd.	23,300	956,265
Sumco	15,500	1,102,647
		2,058,912
FINANCE – 0.6%
Shinko Securities Co Ltd.	135,000	522,893
IMPORT/EXPORT – 8.1%
Sumitomo	99,534	1,308,908
Toyota Tsusho	120,100	3,532,504
Itochu	312,000	2,486,290
		7,372,702
INDUSTRIAL GASES – 1.0%
Air Water	92,000	881,809
INDUSTRIAL MACHINERY – 1.7%
THK	61,100	1,554,209
INSURANCE – 2.1%
Nipponkoa Insurance	236,000	1,878,637
LEASE RENTAL OBLIGATIONS – 1.6%
Diamond Lease Co. Ltd.	28,200	1,422,598
MANUFACTURING – 4.1%
Amano	137,100	1,845,115
Arrk Corp.	137,700	1,842,593
		3,687,708
MEDICAL PRODUCTS – 3.2%
Dainippon Sumitomo Pharm Co. Ltd.	114,000	1,471,848
Miraca Holdings, Inc.	66,100	1,446,847
		2,918,695
METAL PROCESSORS & FABRICATORS – 1.3%
NTN	142,000	1,169,219

See Notes to Financial Statements.

MCBT JAPAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2006 (Unaudited)

	Shares	US$ Value
COMMON STOCKS – Continued
MISCELLANEOUS – 2.0%
Taiyo Nippon Sanso Co. Ltd.	209,000	$1,837,049
REAL ESTATE – 7.7%
Arnest One	85,400	1,272,730
Diamond City Co. Ltd.	11,200	519,037
LeoPalace21	83,100	3,126,331
Mitsui Fudosan	85,000	2,093,113
		7,011,211
RESTAURANTS – 0.7%
Ootoya#	60,000	666,410
RETAIL – 8.8%
Don Quijote Co. Ltd.	75,500	1,607,413
Edion	94,200	1,357,163
FamilyMart	8,700	235,809
Geo	855	1,791,073
Shimachu	62,600	1,793,083
Shimamura	10,600	1,146,509
		7,931,050
SCHOOLS – 0.6%
TAC	117,600	531,917
STEEL – 1.9%
Sumitomo Metal Industries Ltd.	457,000	1,719,294
TIRES & RUBBER – 4.0%
JSR	70,300	1,767,192
Zeon	179,000	1,812,116
		3,579,308
TRANSPORT SERVICES – 1.5%
Kamigumi	171,000	1,402,155
TRANSPORTATION – 7.9%
Daihatsu Motor	162,655	1,638,302
Keio Electric Railway	258,000	1,720,662
Nippon Yusen Kabushiki Kaisha	317,000	2,057,227
West Japan Railway	403	1,722,885
		7,139,076
TRAVEL SERVICES – 1.9%
H.I.S.	72,500	1,735,710

See Notes to Financial Statements.

MCBT JAPAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2006 (Unaudited)

	Shares	US$ Value
COMMON STOCKS – Continued
WATER – 1.5%
Kurita Water Industries	66,800	$1,365,072
TOTAL COMMON STOCKS – (Cost $75,313,107)		88,010,947
TOTAL INVESTMENTS – (Cost $75,313,107) – 97.3%		88,010,947
OTHER ASSETS LESS LIABILITIES – 2.7%		2,456,542
NET ASSETS – 100.0%		$90,467,489

Notes to Schedules of Investments

See Notes to Financial Statements.

MCBT PAN EUROPEAN MID CAP FUND

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2006 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – 94.7%
BELGIUM – 3.3%
Delhaize Group	55,494	$4,486,889
TOTAL BELGIUM – (Cost $4,025,426)		4,486,889
BERMUDA – 2.0%
Ship Finance International	128,778	2,713,352
TOTAL BERMUDA – (Cost $2,580,404)		2,713,352
DENMARK – 3.5%
DSV	25,936	4,791,901
TOTAL DENMARK – (Cost $1,966,702)		4,791,901
FRANCE – 6.3%
Air France-KLM	135,072	4,811,471
Vallourec SA	15,090	3,755,576
TOTAL FRANCE – (Cost $3,751,575)		8,567,047
GERMANY – 15.2%
Deutsche Boerse AG	31,833	5,132,999
Fresenius Medical Care AG & Co.	31,312	4,177,784
Lanxess*	99,135	4,530,895
MAN AG	62,806	5,583,094
Mobilcom AG*	43,390	1,161,290
TOTAL GERMANY – (Cost $14,268,659)		20,586,062
IRELAND – 3.5%
Anglo Irish Bank	263,726	4,720,616
TOTAL IRELAND – (Cost $1,579,662)		4,720,616
ITALY – 5.8%
Banco di Verona e Novara Scrl	178,690	4,809,828
Fondiaria-Sai SpA	68,527	3,050,639
TOTAL ITALY – (Cost $7,394,170)		7,860,467
LUXEMBOURG – 3.6%
Millicom International Cellular SA*	96,687	4,822,748
TOTAL LUXEMBOURG – (Cost $3,681,776)		4,822,748
NETHERLANDS – 5.9%
Randstad Holding	70,726	4,454,705
TomTom NV*	85,802	3,624,750
TOTAL NETHERLANDS – (Cost $6,345,925)		8,079,455

See Notes to Financial Statements.

MCBT PAN EUROPEAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2006 (Unaudited)

	Shares	US$ Value
COMMON STOCKS† – Continued
NORWAY – 7.3%
Petroleum Geo-Services*	97,480	$5,674,161
Prosafe	10,961	700,903
Tomra Systems ASA	522,976	3,516,188
TOTAL NORWAY – (Cost $7,229,114)		9,891,252
PORTUGAL – 8.0%
Banco Espirito Santo SA	382,325	6,060,479
Sonae S.G.P.S., S.A.	2,496,011	4,746,631
TOTAL PORTUGAL – (Cost $9,189,182)		10,807,110
SPAIN – 6.9%
Abertis Infraestructuras S.A.	148,041	4,007,517
Grupo Ferrovial	58,175	5,375,609
TOTAL SPAIN – (Cost $5,996,932)		9,383,126
SWEDEN – 3.0%
Swedish Match	252,938	4,044,963
TOTAL SWEDEN – (Cost $3,076,887)		4,044,963
SWITZERLAND – 9.0%
Julius Baer Holding	43,306	4,574,100
Phonak Holding	59,879	3,821,705
Société Générale de Surveillance	3,597	3,819,490
TOTAL SWITZERLAND – (Cost $9,196,641)		12,215,295
UNITED KINGDOM – 11.4%
Collins Stewart Tullett	383,692	6,279,798
Investec PLC	301,080	3,043,922
Resolution PLC	519,403	6,162,692
TOTAL UNITED KINGDOM – (Cost $10,466,678)		15,486,412
TOTAL COMMON STOCKS† – (Cost $90,749,733)		128,456,695
PREFERRED STOCKS† – 3.3%
GERMANY – 3.3%
ProSieben Sat.1 Media	158,058	4,518,738
TOTAL GERMANY – (Cost $2,135,704)		4,518,738
TOTAL PREFERRED STOCKS† – (Cost $2,135,704)		4,518,738

See Notes to Financial Statements.

MCBT PAN EUROPEAN MID CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

OCTOBER 31, 2006 (Unaudited)

	Principal Amount	US$ Value
SHORT-TERM INVESTMENTS – 3.3%
Repurchase Agreement with State Street Bank and Trust, 3.00%, 11/01/2006 (a)	$4,482,000	$4,482,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $4,482,000)		4,482,000
TOTAL INVESTMENTS – (Cost $97,367,437) – 101.3%		137,457,433
OTHER ASSETS LESS LIABILITIES – (1.3)%		(1,725,439)
NET ASSETS – 100.0%		$135,731,994

Notes to Schedules of Investments

†  Percentages of long-term investments are presented in the portfolio by country. Percentages of long-term investments by industry are as follows: Airlines 3.5%, Banks 14.9%, Building And Construction 6.9%, Chemicals 3.3%, Commercial Services 2.8%, Finance 3.8%, Finance & Banking 2.3%, Financial Services 4.6%, Human Resources 3.3%, Insurance 6.8%, Manufacturing 6.7%, Medical Products 5.9%, Multimedia 3.3%, Oil-field Services 4.7%, Retail 6.8%, Software 2.6%, Steel 2.8%, Telecommunications Services 4.5%, Tobacco 3.0%, Transport Services 2.0% and Transportation 3.5%.

*  Non-income producing security.

(a)  The repurchase agreement, dated 10/31/2006, due 11/1/2006 with repurchase proceeds of $4,482,374 is collateralized by United States Treasury Bond, 8.75% due 5/15/2020 with a market value of $4,572,844.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF ASSETS & LIABILITIES
OCTOBER 31, 2006 (Unaudited)

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund	MCBT Japan Mid Cap Fund	MCBT Pan European Mid Cap Fund
ASSETS
Investment in securities, at value:
Unaffiliated issuers	$24,256,201	$478,815,348	$88,010,947	$137,457,433
Affiliated issuers	–	60,124	–	–
Repurchase agreements	–	24,883,000	–	–
Cash	903	198	8,199	500
Foreign currency, at value	247,170	130,140	2,524,221	39,701
Receivable for investments sold	1,271,249	11,480,110	610,565	5,547,083
Dividends and interest receivable	42,285	429,996	330,829	374
Foreign tax reclaims receivable	68,671	9,505	–	69,996
TOTAL ASSETS	25,886,479	515,808,421	91,484,761	143,115,087
LIABILITIES
Payable for investments purchased	428,483	13,841,226	744,705	7,033,635
Management fee payable	42,737	939,512	219,757	306,351
Administration fee payable	11,285	26,933	–	–
Trustees fee payable	1,045	2,722	2,860	–
Capital gains taxes accrued	–	114,375	–	–
Accrued expenses and other liabilities	53,260	298,652	49,950	43,107
TOTAL LIABILITIES	536,810	15,223,420	1,017,272	7,383,093
TOTAL NET ASSETS	$25,349,669	$500,585,001	$90,467,489	$135,731,994
COMPOSITION OF NET ASSETS
Paid-in capital	$34,696,753	$275,632,085	$63,607,995	$65,756,928
Undistributed net investment loss	(326,166)	3,636,078	(985,026)	574,857
Accumulated net realized gain (loss) on investments and foreign currency transactions	(13,196,187)	81,349,353	15,111,342	29,303,278
Net unrealized appreciation on investments and foreign currency	4,175,269	139,967,485	12,733,178	40,096,931
TOTAL NET ASSETS	$25,349,669	$500,585,001	$90,467,489	$135,731,994
SHARES OF BENEFICIAL INTEREST OUTSTANDING*	2,046,893	46,411,024	6,050,092	6,377,147
NET ASSET VALUE PER SHARE	$12.38	$10.79	$14.95	$21.28
Identified cost of investments:
Unaffiliated issuers	$20,093,614	$363,641,702	$75,313,107	$97,367,437
Affiliated issuers	$–	$87,627	$–	$–
Cost of foreign currency	$247,411	$129,850	$2,488,790	$39,612

*  Unlimited number of shares authorized

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED OCTOBER 31, 2006 (Unaudited)

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund	MCBT Japan Mid Cap Fund	MCBT Pan European Mid Cap Fund
INVESTMENT INCOME
Interest income	$9,494	$286,432	$1,384	$43,417
Dividend income	375,420	7,254,369	413,927	1,484,517
Foreign taxes withheld	(19,589)	(658,075)	(28,975)	(179,269)
TOTAL INVESTMENT INCOME	365,325	6,882,726	386,336	1,348,665
EXPENSES
Management fees	84,655	1,837,683	443,077	594,792
Custodian fees	31,342	523,529	14,433	65,755
Administration fees	32,200	130,176	35,446	47,508
Audit fees	24,507	24,507	24,546	24,507
Legal fees	12,514	104,245	41,184	23,156
Transfer agent fees	3,477	3,434	3,934	3,464
Trustees fees	2,745	35,390	9,758	7,403
Miscellaneous expenses	5,538	24,568	9,258	7,223
TOTAL EXPENSES	196,978	2,683,532	581,636	773,808
NET INVESTMENT INCOME (LOSS)	168,347	4,199,194	(195,300)	574,857
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on investments (net of foreign taxes paid of $0, $196,199, $0 and $0, respectively)	2,470,054	27,876,181	6,792,536	7,796,020
Net realized gain (loss) on foreign currency transactions	1,430	(1,534,632)	232	(57,382)
Net change in unrealized appreciation (depreciation) on: Investments (net of foreign taxes of $0, $298,53, $0 and $0, respectively)	(2,492,205)	(41,563,847)	(15,218,440)	2,519,350
Foreign currency	(2,448)	(70,634)	(7,527)	2,925
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	(23,169)	(15,292,932)	(8,433,199)	10,260,913
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$145,178	$(11,093,738)	$(8,628,499)	$10,835,770

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Opportunistic EAFE Fund		MCBT Global Emerging Markets Fund
	Six Months Ended October 31, 2006 (Unaudited)	Year Ended April 30, 2006	Six Months Ended October 31, 2006 (Unaudited)	Year Ended April 30, 2006
NET ASSETS, beginning of year	$25,347,676	$29,858,561	$491,169,979	$312,918,246
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	168,347	139,537	4,199,194	6,197,427
Net realized gain on investments and foreign currency transactions	2,471,484	5,351,470	26,341,549	96,961,124
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,494,653)	3,373,094	(41,634,481)	125,667,156
Net increase in net assets from operations	145,178	8,864,101	(11,093,738)	228,825,707
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(3,098,950)	–	(6,122,839)
Net realized gains	–	(2,162,509)	–	(77,343,560)
Total distributions	–	(5,261,459)	–	(83,466,399)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	–	–	23,569,696	25,331,257
Reinvestment of distributions to shareholders	–	5,261,459	–	82,924,776
Cost of shares repurchased	(143,185)	(13,374,986)	(3,060,936)	(75,363,608)
Total increase (decrease) in net assets from capital share transactions	(143,185)	(8,113,527)	20,508,760	32,892,425
NET INCREASE (DECREASE) IN NET ASSETS	1,993	(4,510,885)	9,415,022	178,251,733
NET ASSETS, end of year	$25,349,669	$25,347,676	$500,585,001	$491,169,979

Undistributed net investment (loss)	$(326,166)	$(494,513)	$3,636,078	$(563,116)
OTHER INFORMATION:
Capital share transactions:
Shares sold	–	–	2,221,867	2,540,543
Shares issued in reinvestment of distributions to shareholders	–	508,845	–	9,296,500
Shares repurchased	(12,388)	(1,159,275)	(264,830)	(7,327,630)
Net share transactions	(12,388)	(650,430)	1,957,037	4,509,413

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Japan Mid Cap Fund		MCBT Pan European Mid Cap Fund
	Six Months Ended October 31, 2006 (Unaudited)	Year Ended April 30, 2006	Six Months Ended October 31, 2006 (Unaudited)	Year Ended April 30, 2006
NET ASSETS, beginning of year	$94,965,207	$76,572,693	$114,826,430	$93,954,059
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	(195,300)	(287,135)	574,857	1,223,168
Net realized gain on investments and foreign currency transactions	6,792,768	12,833,861	7,738,638	29,086,819
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(15,225,967)	23,046,297	2,522,275	25,141,436
Net increase (decrease) in net assets from operations	(8,628,499)	35,593,023	10,835,770	55,451,423
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	–	(2,022,044)	–	(1,595,037)
Net realized gains	–	(10,158,819)	–	(22,179,415)
Total distributions	–	(12,180,863)	–	(23,774,452)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares	4,441,661	5,742,590	10,808,412	6,504,454
Reinvestment of distributions to shareholders	–	12,051,908	–	23,774,452
Cost of shares repurchased	(310,880)	(22,814,144)	(738,618)	(41,083,506)
Total increase (decrease) in net assets from capital share transactions	4,130,781	(5,019,646)	10,069,794	(10,804,600)
NET INCREASE (DECREASE) IN NET ASSETS	(4,497,718)	18,392,514	20,905,564	20,872,371
NET ASSETS, end of year	$90,467,489	$94,965,207	$135,731,994	$114,826,430

Undistributed net investment income (loss)	$(985,026)	$(789,726)	$574,857	$–
OTHER INFORMATION:
Capital share transactions:
Shares sold	286,703	351,980	543,377	745,054
Shares issued in reinvestment of distributions to shareholders	–	792,367	–	859,765
Shares repurchased	(18,341)	(1,417,565)	(34,989)	(1,229,344)
Net share transactions	268,362	(273,218)	508,388	375,475

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2006 (Unaudited) (2)		Year Ended April 30, 2006 (2)	Year Ended April 30, 2005 (2)	Year Ended April 30, 2004 (2)	Year Ended April 30, 2003 (2)	Year Ended April 30, 2002
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$12.310		$11.020	$10.450	$7.630	$9.500	$11.180
Net investment income	0.082		0.071	0.119	0.083	0.099	0.136
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.012)		4.600	0.779	2.985	(1.795)	(1.806)
Total from investment operations	0.070		4.671	0.898	3.068	(1.696)	(1.670)
Less distributions:
Net investment income	–		(1.991)	(0.184)	(0.248)	(0.174)	(0.010)
Net realized gains	–		(1.390)	(0.144)	–	–	–
Total distributions	0.000		(3.381)	(0.328)	(0.248)	(0.174)	(0.010)
Net asset value, end of year	$12.380		$12.310	$11.020	$10.450	$7.630	$9.500
TOTAL INVESTMENT RETURN (1)	0.65%		48.23%	8.41%	40.26%	(17.82)%	(14.94)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year	$25,349,669		$25,347,676	$29,858,561	$34,797,368	$65,463,644	$118,586,142
Operating expenses to average net assets	1.63	%(3)	1.79%	1.38%	1.28%	1.12%	1.00%
Net investment income to average net assets	1.39	%(3)	0.61%	1.09%	0.91%	1.24%	0.63%
Portfolio turnover rate	47%		81%	103%	82%	104%	75%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Annualized.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2006 (Unaudited) (2)		Year Ended April 30, 2006 (2)	Year Ended April 30, 2005 (2)	Year Ended April 30, 2004 (2)	Year Ended April 30, 2003 (2)	Year Ended April 30, 2002
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$11.050		$7.830	$8.240	$5.340	$6.670	$5.850
Net investment income	0.094		0.149	0.104	0.058	0.055	0.110
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.354)		5.347	1.487	2.842	(1.350)	0.710
Total from investment operations	(0.260)		5.496	1.591	2.900	(1.295)	0.820
Less distributions:
Net investment income	–		(0.167)	(0.118)	–	(0.035)	–
Net realized gains	–		(2.109)	(1.883)	–	0.000	–
Total distributions	0.000		(2.276)	(2.001)	0.000	(0.035)	0.000
Net asset value, end of year	$10.790		$11.050	$7.830	$8.240	$5.340	$6.670
TOTAL INVESTMENT RETURN (1)	(2.35)%		77.13%	18.41%	54.31%	(19.39)%	14.02%
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of year	$500,585,001		$491,169,979	$312,918,246	$461,142,097	$326,580,104	$468,682,829
Operating expenses to average net assets	1.16	%(3)	1.13%	1.16%	1.10%	1.13%	1.08%
Net investment income to average net assets	1.82	%(3)	1.56%	1.25%	0.78%	0.99%	1.03%
Portfolio turnover rate	35%		102%	93%	107%	139%	149%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Annualized.

See Notes to Financial Statements.

MCBT JAPAN MID CAP FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

	Six Months Ended October 31, 2006 (Unaudited) (2)		Year Ended April 30, 2006 (2)	Year Ended April 30, 2005 (2)	Year Ended April 30, 2004 (2)	Year Ended April 30, 2003 (2)	Year Ended April 30, 2002 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$16.430		$12.650	$12.740	$6.830	$7.940	$9.260
Net investment loss	(0.033)		(0.046)	(0.046)	(0.038)	(0.021)	(0.052)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.447)		5.826	0.471	6.034	(1.089)	(1.123)
Total from investment operations	(1.480)		5.780	0.425	5.996	(1.110)	(1.175)
Less distributions:
Net investment income	–		(0.332)	(0.515)	(0.086)	–	(0.031)
Net realized gains	–		(1.668)	0.000	0.000	–	(0.114)
Total distributions	0.000		(2.000)	(0.515)	(0.086)	0.000	(0.145)
Net asset value, end of year	$14.950		$16.430	$12.650	$12.740	$6.830	$7.940
TOTAL INVESTMENT RETURN (1)	(9.01)%		46.96%	3.33%	87.99%	(13.98)%	(12.54)%
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of year	$90,467,489		$94,965,207	$76,572,693	$112,026,337	$80,167,912	$74,107,271
Operating expenses to average net assets	1.31	%(3)	1.31%	1.32%	1.30%	1.31%	1.31%
Net investment loss to average net assets	(0.44	)%(3)	(0.32)%	(0.37)%	(0.39)%	(0.29)%	(0.62)%
Portfolio turnover rate	42%		56%	99%	125%	105%	82%

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

(3)  Annualized.

See Notes to Financial Statements.

MCBT PAN EUROPEAN MID CAP FUND

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING FOR THE PERIOD

See Notes to Financial Statements.

	Six Months Ended October 31, 2006 (Unaudited) (3)		Year Ended April 30, 2006 (3)	Year Ended April 30, 2005 (3)	Year Ended April 30, 2004 (3)	Period Ended April 30, 2003 * (3)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$19.570		$15.060	$15.060	$9.680	$10.000
Net investment income	0.094		0.191	0.072	0.026	0.006
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.616		8.222	2.400	5.427	(0.326)
Total from investment operations	1.710		8.413	2.472	5.453	(0.320)
Less distributions:
Net investment income	–		(0.262)	(0.049)	(0.073)	–
Net realized gains	–		(3.641)	(2.423)	0.000	–
Total distributions	0.000		(3.903)	(2.472)	(0.073)	0.000
Net asset value, end of period	$21.280		$19.570	$15.060	$15.060	$9.680
TOTAL INVESTMENT RETURN (1)	8.74%		64.64%	16.07%	56.37%	(3.20	)%(4)
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period	$135,731,994		$114,826,430	$93,954,059	$88,311,916	$60,447,926
Operating net expenses to average net assets (2)	1.30	%(5)	1.30%	1.37%	1.38%	1.36	%(5)
Operating gross expenses to average net assets (2)	1.30	%(5)	1.30%	1.37%	1.38%	1.37	%(5)
Net investment income to average net assets	0.97	%(5)	1.12%	0.47%	0.20%	0.08	%(5)
Portfolio turnover rate	38%		104%	119%	109%	149%

*  Fund commenced operations on June 6, 2002.

(1)  Total return at net asset value assuming all distributions reinvested.

(2)  In accordance with the agreement, State Street waived the minimum requirements of its administration fees for the first six months of operations. There was no waiver after April 30, 2003.

(3)  The per share amounts were computed using an average number of shares outstanding during the period.

(4)  Periods less than one year are not annualized.

(5)  Annualized.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT") (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and was organized as a Massachusetts business trust on May 20, 1994. The Trust currently offers four funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund"), MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund"), MCBT Japan Mid Cap Fund (the "Japan Mid Cap Fund"), and MCBT Pan European Mid Cap Fund (the "Pan European Mid Cap Fund") (each a "Fund" and collectively, the "Funds"). On April 5, 2000 and June 10, 2003, the Trust's Board of Trustees authorized the creation of the MCBT All Countries World ex U.S. Fund and the MCBT Global Equity Fund, respectively, neither of which has commenced operations. The Opportunistic EAFE Fund, the Global Emerging Markets Fund, the Japan Mid Cap Fund, and the Pan European Mid Cap Fund commenced investment operations on July 1, 1994, February 14, 1997, August 15, 1994, and June 6, 2002, respectively. The Trust's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

Valuation of Investments - The Funds' portfolio securities traded on a securities exchange are valued at the last quoted sale price, or, if no sale occurs, at the mean of the most recent quoted bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Prices for securities which are primarily traded in foreign markets are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Short-term securities and debt securities with a remaining maturity of 60 days or less are valued at their amortized cost. Securities for which current market quotations are unavailable, quotations are not deemed by the investment manager to be representative of market value or significant events occurred after the close of the relevant market but prior to the close of markets in the United States of America are valued at fair value as determined in good faith by the Trustees of the Trust ("Trustees"), or by persons acting pursuant to procedures established by the Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. At October 31, 2006, fair valued securities in the Global Emerging Markets Fund amounted to $24,633,639, or 4.9% of its net assets. The value of such securities may differ from the value that would be realized if the securities were sold.

Repurchase Agreements - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings that could delay or increase the cost of such realization or retention.

Investment Transactions - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

Investment Income - Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as the Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Foreign Currency Translations - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts ("Forward").

The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of Forwards, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, and are included with the net realized and unrealized gain or loss on investment securities.

Forward Foreign Currency Contracts - A Forward is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily at the prevailing forward exchange rate of the underlying currencies and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. At October 31, 2006, none of the Funds had open Forwards.

Although Forwards limit the risk of loss due to a decline in the value of hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to additional risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Equity Linked Securities - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities.

At October 31, 2006, the Global Emerging Markets Fund held equity-linked American style call warrants through Morgan Stanley & Co. ("MS&Co."), the issuer. Under the terms of the agreements, each warrant entitles the Fund to receive from MS&Co. an amount in U.S. dollars linked to the performance of specific equity shares.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknowns as this would involve future claims that may be made against the Funds that have not yet occurred.

Expenses - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

Distributions to Shareholders - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder elects in the subscription agreement to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for passive foreign investment companies (PFIC's), foreign currency transactions, losses deferred due to wash sales, post October 31 losses, capital loss carryforwards, and excise tax regulations. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

Income Taxes - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Global Emerging Markets Fund is subject to a 0.38% Contribucao Provisoria sobre Movimentacoes Financeiras (CPMF) transaction tax levied by the Brazilian government on certain foreign exchange transactions. There were no such taxes for the period ended October 31, 2006.

As of April 30, 2006, the following Funds had realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains to the extent provided by regulations:

Fund	Expiring April 30, 2010	Expiring April 30, 2011	Expiring April 30, 2012
Opportunistic EAFE Fund	$12,276,740	$3,069,185	$288,029
Global Emerging Markets Fund	8,073,869	–	–

As of April 30, 2006, the following Funds utilized capital loss carry-forwards for U.S. federal income tax purposes:

Fund	Capital Loss Carry-Forwards Utilized
Opportunistic EAFE Fund	$3,069,185
Global Emerging Markets Fund	5,288,940

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

As of April 30, 2006, the Fund elected for federal income tax purposes to defer the following current year post October 31 losses as though the losses were incurred on the first day of the next fiscal year:

Fund	Post October Capital Loss	Post October Currency Loss
Global Emerging Markets Fund	–	$621,581

NOTE C - AGREEMENTS AND FEES

The Trust has entered into an Advisory Agreements with Martin Currie Inc. (the "Investment Manager"), a wholly-owned subsidiary of Martin Currie Limited, for each Fund. Under the Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to each Fund, for which each Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

Fund	Management Fee
Opportunistic EAFE Fund	0.70%
Global Emerging Markets Fund	0.80%
Japan Mid Cap Fund	1.00%
Pan European Mid Cap Fund	1.00%

State Street Bank and Trust Company (the "Administrator" or "State Street") serves as administrator, custodian, transfer agent and dividend paying agent of the Trust. The Administrator performs certain administrative services for the Trust. Each Fund pays State Street, as administrator, a fee at the rate of 0.08% of its average net assets up to $125 million, 0.06% of the next $125 million, and 0.04% of those assets in excess of $250 million, subject to certain minimum requirements, plus certain out of pocket costs.

In addition, State Street receives $8,000 per Fund per year for performing additional services related to the preparation of the quarterly Schedule of Investments on Form N-Q. The Trust has adopted a distribution servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or providing personal services to Fund shareholders.

Trustees of the Trust who are not interested persons receive aggregate annual fees of $50,000 ($25,000 per Trustee). The Fund does not compensate its officers or interested trustees.

NOTE D - INVESTMENT TRANSACTIONS

Excluding short-term investments and including in-kind redemptions, if any, each Fund's purchases and sales of investments for the year ended October 31, 2006 were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Opportunistic EAFE Fund	$11,166,818	$12,155,868
Global Emerging Markets Fund	177,372,243	157,862,673
Japan Mid Cap Fund	39,785,339	37,193,206
Pan European Mid Cap Fund	54,757,587	44,632,997

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

The identified cost of investments in securities and repurchase agreements owned for federal income tax purposes and their respective gross unrealized appreciation and depreciation at October 31, 2006 were as follows:

	Identified	Gross Unrealized		Net Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Opportunistic EAFE Fund	$20,767,079	$4,748,243	$311,223	$4,437,020
Global Emerging Markets Fund	350,377,104	169,612,428	2,589,077	167,023,351
Japan Mid Cap Fund	76,098,704	11,858,108	3,223,381	8,634,727
Pan European Mid Cap Fund	94,114,213	46,607,976	14,657	46,593,319

The net unrealized appreciation/(depreciation) on foreign currency transactions at October 31, 2006 on a federal income tax basis for each Fund was the same as book.

NOTE E - PRINCIPAL SHAREHOLDERS

The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of a Fund as of October 31, 2006 and the total percentage of shares of the Fund held by such shareholders:

	5% or Greater Shareholders
Fund	Number	% of Shares
Opportunistic EAFE Fund	4	90.63
Global Emerging Markets Fund	4	89.51
Japan Mid Cap Fund	3	82.12
Pan European Mid Cap Fund	4	83.99

NOTE F – CONCENTRATION OF RISK

Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments and capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities market.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization, restrictions on foreign ownership, imposition of withholding taxes on dividend or interest payments and capital gains, or prohibitions on repatriation of assets, and may have less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U. S. economy in such respects as growth of gross domestic product or gross national product, diversification, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, dependence on foreign assistance, vulnerability to change in trade conditions, structural unemployment and balance of payments position.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

(Unaudited)

NOTE G - LINE OF CREDIT

The Trust participates in an unsecured, uncommitted line of credit agreement with State Street expiring November 2, 2007. Under the terms of the agreement, each Fund is permitted to borrow, subject to the limitations set forth in the Trust's Private Placement Memorandum, Statement of Additional Information and the 1940 Act, amounts that, in the aggregate for all Funds, will not exceed $50,000,000. The Trust pays an annual commitment fee of $5,000 which is allocated evenly to the participating Funds. Borrowings are charged interest at an annual rate equal to the then prevailing Federal Funds rate plus 0.75%, which is borne by each respective borrowing Fund. As of October 31, 2006, there were no outstanding borrowings. During the six months ended October 31, 2006, the Funds did not have any significant borrowings or allocated fees.

NOTE H - TRANSACTIONS WITH "AFFILIATES"

The term "affiliate" includes companies in which there is a direct or indirect (a) ownership of, control of or voting power over 5 percent or more of the outstanding voting shares or (b) control of, or by, or common control under, another company or persons. Transactions with affiliates by the Global Emerging Markets Fund for the year ended October 31, 2006 were as follows:

	Value at	Purchase		Sales		Value at
Affiliate	4/30/06	Cost	Shares	Cost	Shares	10/31/06
The China Heartland Fund Ltd.	$61,907	–	–	–	–	$60,124

There was no investment income earned from these securities by the Fund during the year ended October 31, 2006.

NOTE I - NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating, if any, the impact the adoption of SFAS 157 may have on the Fund's financial statement disclosures.

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

Quarterly Schedule of Investments

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third fiscal quarters of each fiscal year. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds' portfolio securities is available (1) without charge, upon request, by calling collect on 1-212-258-1900 (Attention: Jamie Sandison); and (2) in the Trust's Statement of Additional Information dated August 25, 2006, which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling collect on 1-212-258-1900 (Attention: Jamie Sandison); and (2) on the website of the Securities and Exchange Commission at http://www.sec.gov.

Approval of Continuation of Investment Advisory Agreements

The Board of Trustees, including the Independent Trustees, at a meeting held in person in June 2006, considered the renewal of the investment advisory agreements for the each of the Funds whose semi-annual report is contained herein (the "Advisory Agreements"). In connection with its deliberations at the June meeting, the Board requested and received from the Investment Manager information that the Board believed to be reasonably necessary to evaluate the advisory agreement, including: (1) a standard investment advisory contract for the Funds; (2) biographies of employees primarily responsible for providing investment advisory services; (3) detailed comparative industry fee data; (4) information regarding brokerage allocation and best execution; and (5) the Investment Manager's code of ethics. In January 2006, in preparation for making their determinations with respect to the renewal of the investment advisory agreements, the Trustees had discussions with the portfolio managers in the Edinburgh offices of the Investment Manager. The Board carefully evaluated this information, and discussed their deliberations with the Funds' counsel and the Funds' officers.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable, in the best interests of shareholders and should be approved, on the basis of the following considerations, among others:

Nature, Extent and Quality of the Services to be Provided by the Investment Manager

The Trustees considered the nature, quality and extent of the advisory services to be provided by the Investment Manager under each of the Advisory Agreements, and reviewed the quality of the advisory services provided by the Investment Manager to the Funds since their inception. They considered the investment style employed by the Investment Manager, the Investment Manager's research and analysis capabilities, the nature of the Advisor's experience and resources, the experience of relevant personnel of the Investment Manager and the Investment Manager's representations regarding staffing and the retention of personnel with relevant portfolio management experience, and the Advisor's resources, practices and procedures designed to address regulatory compliance matters, including the Advisor's brokerage allocation and best execution practices. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreement, that the overall nature, extent and quality of the services provided by the Investment Manager under the Advisory Agreements was reasonable.

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

Costs of Services Provided and Profitability to the Investment Manager

At the request of the Trustees, the Advisor provided information regarding the costs of services provided and the profitability of the advisory arrangements to the Advisor. The Trustees reviewed the financial statements of the Investment Manager and information regarding potential "fall-out" benefits to the Investment Manager. In that regard, the Trustees noted that a high proportion of the Funds' shareholders were also separate account clients of the Investment Manager. Based on their review of this information, the Trustees concluded within the context of their overall conclusions regarding the Advisory Agreements that the profitability was reasonable in light of the services and benefits provided to each Fund.

Investment Performance of the Funds and the Investment Manager

The Trustees considered the investment performance of the Funds and the Investment Manager. In this regard the Investment Manager provided the Trustees with performance information showing the short-term (i.e., 1, 3 and 6 month) and long-term (i.e., 1, 3 and 5 year and since inception, as applicable) performance of the Funds. The Investment Manager also provided short-term and long-term Lipper rankings and performance data for each Fund's respective benchmark. In the course of reviewing performance the Trustees noted the strong performance of the MCBT Opportunistic EAFE Fund, the MCBT Japan Mid Cap Fund, the MCBT Pan European Mid Cap Fund and the MCBT Global Emerging Markets Fund relative to their respective benchmarks for the periods ending April 30, 2006. A representative of the Investment Manager addressed the reasons for the relative performance of these Funds and the steps the Investment Manager proposed to take in respect thereof. At the January meeting with the Funds' portfolio managers held prior to the June meeting, the Trustees also considered the investment performance of the Funds and the Investment Manager. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that they were satisfied with the steps the Investment Manager is taking to maintain the performance of the Funds.

Advisory Fees, Expense Ratios and Economies of Scale

The Trustees considered the contractual advisory fee rate paid by each of the Funds to the Investment Manager by comparing each rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Funds. The Trustees considered more generally whether the Funds were likely to benefit from any economies of scale in the management of each Fund in the event of growth in assets of such Fund. The Trustees stated that they believed that the management fees were reasonable compared to those charged to peer group funds. The Trustees also considered the fees paid by the Funds relative to those paid by other clients of the Investment Manager for similar investment objectives. After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Advisory Agreements, that the advisory fees charged to the Funds represent reasonable compensation in light of the nature and quality of the services provided by the Investment Manager to the Funds.

Based on its evaluation of factors that it deemed to be material, including those factors described above, the Board of Trustees, including all of the Independent Trustees, concluded that the each Fund's Advisory Agreements with the Investment Manager should be continued for an additional one-year period, commencing July 15, 2006.

Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intend to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

"Expenses Paid During Period" include amounts reflected in the Funds' Statement of Operations net of reimbursement by the investment advisor. Please note that the expenses do not reflect shareholder transaction costs such as sales charges or redemption fees. The second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2006	Ending Account Value October 31, 2006	Expenses Paid During Period* May 1, 2006 through October 31, 2006
Actual
Opportunistic EAFE Fund	$1,000.00	$1,006.50	$8.24
Global Emerging Markets Fund	1,000.00	976.50	5.78
Japan Mid Cap Fund	1,000.00	909.90	6.31
Pan European Mid Cap Fund	1,000.00	1,087.40	6.84
Hypothetical (assuming a 5% return before expenses)
Opportunistic EAFE Fund	$1,000.00	$1,016.99	$8.29
Global Emerging Markets Fund	1,000.00	1,019.36	5.90
Japan Mid Cap Fund	1,000.00	1,018.60	6.67
Pan European Mid Cap Fund	1,000.00	1,018.65	6.61

*  Expenses are equal to the Funds' annualized expense ratio of 1.63%, 1.16%, 1.31% and 1.30%, respectively, multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half year divided by 365 days in the current year.

TRUSTEES AND OFFICERS

Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Funds' Statement of Additional Information has further information about the Trustees and is available without charge by calling 1-866-480-1888.

Interested Trustee

The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

Name and Age	Position(s) Held with Fund	Position Held Since	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (1)	Other Directorships (2)
Timothy J.D. Hall 45	Trustee and President	2000	4	Member of the main board of Martin Currie Ltd., (parent company); Director and Vice President of Martin Currie Inc. (investment adviser); Director of the following companies: Martin Currie Investment Management Ltd., (investment adviser); Martin Currie Global Investors Ltd., (investment adviser), Martin Currie Services Ltd., (investment management), Martin Currie Management Ltd., (investment management); Martin Currie Trustees Ltd., (trustee company); Moorgate Investment Management Ltd.; Edinburgh International Investment Trust Ltd.; The Western Canada Investment Company Ltd.; and Thornhill Acquisitions Ltd.; Managing Director, investment for the group of companies owned by Martin Currie Ltd, (the "Martin Currie Goup") (investment advisor)	None

Non-Interested Trustees

Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

Name and Age	Position(s) Held with Fund	Position Held Since	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (1)	Other Directorships (2)
Simon D. Eccles 72	Trustee	1994	4	Chairman of the BFS Absolute Trust PLC (closed-end fund); Director of 10/10 Digital Ltd. (consultancy); Director, Sherrill House, Inc. (not-for-profit nursing home). Formerly: Chairman of, Consultant to and Director of BFS Absolute Trust PLC (closed-end fund);	None

Patrick R. Wilmerding 63	Trustee	1994	4	Self-employed investment manager; Director of The Providence Journal (newspaper). Formerly: Director of Lenox Capital (private equity firm); and Division Executive of The First National Bank of Boston (bank).	None

Officers (Other Than Officers Who Are Also Trustees)

Name and Age	Position(s) Held with Fund	Position Held Since	Principal Occupations During Past Five Years (1)
Ralph M. Campbell 39	Vice President and Treasurer	2005	Director & Company secretary of Martin Currie Ltd. and the group of companies owned by Martin Currie Ltd. Director and company secretary of Martin Currie Investment Management Ltd.; Director and company secretary of Martin Currie Trustees Ltd.; Director of Martin Currie Services Ltd.; Director and company secretary of Martin Currie Management Ltd.; President and Director of Martin Currie (Bermuda) Ltd.; Director and company secretary of Moorgate Investment Management Ltd.; Director and company secretary of Western Canada Investment Company Ltd.; Company secretary of the following companies: Martin Currie Inc.; Martin Currie Global Investors Ltd.; Edinburgh International Investment Trust Ltd.; and Scottish Unit Managers Ltd. Formerly: Director of Finance of GE Capital Auto Financing.

Jacqui Hughes 33	Vice President and Chief Compliance Officer	2006	Compliance officer for the group of companies owned by Martin Currie Ltd; Director of Martin Currie Investment Management Ltd.

Lorraine McFarlane 43	Clerk	2002	Senior Compliance Analyst, Martin Currie Investment Management Ltd. (investment management).

(1)  Previous positions during the past five years with any of the group of companies owned by Martin Currie Ltd. are omitted if not materially different from the positions listed.

(2)  Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

MARTIN CURRIE BUSINESS TRUST

TRUSTEES AND OFFICERS

Timothy J.D. Hall, Trustee and President *

Simon D. Eccles, Trustee

Patrick R. Wilmerding, Trustee

Ralph M. Campbell, Vice President and Treasurer

Jacqui Hughes, Vice President and Chief Compliance Officer

Lorraine McFarlane, Clerk

* Interested Trustee

INVESTMENT MANAGER

Martin Currie Inc.
Saltire Court
20 Castle Terrace
Edinburgh EH1 2ES
Scotland

011-44-131-229-5252

Authorized and regulated by Financial Services Authority

Registered Investment Adviser with the SEC

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(2) of the Securities Act of 1933. Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

Item 2. Code of Ethics.

Not required in this filing.

Item 3. Audit Committee Financial Expert.

Not required in this filing.

Item 4. Principal Accountant Fees and Services.

Not required in this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)      The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)      There have been no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act)  that occurred during the registrant’s second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

Certifications required by Rule 30a-2(a) under the Act

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARTIN CURRIE BUSINESS TRUST

By:	/s/ Timothy J.D. Hall
Name:	Timothy J.D. Hall
Title:	President
Date:	January 5, 2007

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 5, 2007	By:	/s/ Timothy J.D. Hall
	Name:	Timothy J.D. Hall
	Title:	President

Date: January 5, 2007	By:	/s/ Ralph Campbell
	Name:	Ralph Campbell
	Title:	Treasurer

EXHIBIT LIST

12(a)(2)(i)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(2)(ii)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Investment Company Act of 1940.